UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Akero Therapeutics, Inc. (the “Company”) announced on March 23, 2021 that the first patient has been randomized for dosing in its Phase 2b clinical study (the “HARMONY Study”) of Efruxifermin (“EFX”) in the treatment of patients with F2/F3 non-alcoholic steatohepatitis (“NASH”). The HARMONY Study is a multicenter, randomized, double-blind, placebo-controlled, clinical trial in biopsy-confirmed NASH patients with fibrosis stage 2 or 3. Patients will be randomized to receive once-weekly subcutaneous dosing of 28 or 50mg EFX, or placebo. The primary endpoint for the trial is fibrosis regression at 24 weeks. Patients will continue to receive EFX or placebo after 24 weeks during a long-term follow-up period to provide additional safety data.

Statements contained under this Item 8.01 regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: the Company’s guidance regarding its business plans and objectives for EFX, including the therapeutic potential and clinical benefits thereof, as well as the safety and tolerability of EFX; and the Company’s Phase 2b HARMONY study, including the dosing of its first subject in and the timing of results.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, including potential negative impacts on Akero’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company’s ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2021	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D.
President and Chief Executive Officer